Dear Shareholders:

S.I.S. Mercator Fund, Inc. is now in its second year of operation, and has demonstrated a record of low volatility over this time, and also low turnover. While there is no guarantee that the future will follow the past, this is the same pattern shown by all accounts managed by Strategic Investment Services, Inc., since its inception in 1989.

Performance of the Equity Portfolio over the course of the first half of the fiscal year closely followed the Morgan Stanley Capital International World Index; sometimes above and sometimes below. At the end of April, the Global Equity Portfolio dropped back a little, having risen 5.02% from the end of October 1996, while the MSCI world index was up 7.56%.

The Global Income Portfolio did not do so well in absolute terms over this period, as bond prices around the world fell, but it did better in relative terms. The Global
Income Portfolio declined by 1.74% over the first six months of the Fund's fiscal year, but this was an improvement on the Salomon Brothers' World
Government Bond Index which fell 4.50%.

The last two months of the year saw mixed results in the equity markets, with strong gains in January and a more disappointing December. Most European countries and Japan were still suffering from economic stagnation, but there were signs of acceleration in the growth of the US economy. Expectations for the stock market were subdued at the start of the year, with most forecasters setting limited objectives and many looking for the US market to end the year below where it started. The early surge in prices took most indices past the best levels expected by the majority of pundits. Bond markets continued to move higher in Europe well into the first quarter, with the secondary market s making up ground on Germany. The performance was not so good in dollar terms, as the dollar continued to rise. US bonds had trouble in this environment and lost a little ground. Canadian bonds continued to outperform.

By the time March arrived, it had become clear that the Federal Reserve would make a preemptive strike against inflation by raising interest rates. The economic numbers coming out in the first quarter were all strong, and generally exceeded expectations. Inflation, however, remained low, and generally below expectations. By this time Alan Greenspan had talked himself into a corner, and some increase in the Fed funds rate had become inevitable. Even so, the 25 basis point increase was more a tap against inflation then a strike.

The action, restrained as it was, still knocked US stocks and bonds off course, and that in turn had repercussions on the other world markets. As a result, most of the gains that had been run up in the first half of the quarter in the US and Europe were lost in the second half. Japan, was relatively unaffected by the reaction in the US, but then the markets had no gains to lose anyway.

The European markets performed very well in domestic currency terms, but gave up some of the gains to the strengthening dollar. Even after this adjustment to dollar terms, these markets have generally done well, getting back on track at the start of the second quarter. Japan and many of the Asian emerging markets, on the other hand, performed very badly, particularly in dollar terms, in the first quarter. Here also, conditions began to improve in the second quarter.
Going forward, we expect the growth of the US economy to slow down from the hectic pace of the first quarter, and this should take pressure off the Fed to raise rates further. Signs of this began to show up in May, but with enough conflicting information to maintain a high level of uncertainty. More importantly, it will also lower expectations of higher rates.

Within this environment, European stock markets should also move higher, as growth and earnings pick up. Eventually, that will lead to higher interest rates and a more cautious outlook for stocks. The development of the business cycle in this way is not controversial, the differences of opinion will be in the timing involved. Near term, there is sufficient excess capacity and high unemployment in most continental
European countries to prevent a pick up in inflation.

At this point in time, it looks as if the monetary union proposed for 1999 will take place on time. However, there is still a long way to go, and nearly all countries are having trouble meeting the strict fiscal criteria - even Germany. There are likely to be times when uncertainty increases and this will undoubtedly impact bonds, equities and exchange rates within Europe.

Japanese stocks have underperformed significantly so far this year, but now have the potential to move higher. This market is relatively inexpensive, but still has to overcome the huge negative sentiment that has built up. If it is true that markets climb a wall of worry, this is where the greatest potential lies.

Sincerely,



Richard T. Coghlan
Chairman & President






Global Equity Portfolio
Portfolio of Investments
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.

COMMON STOCKS (88.8%)
 Shares U.S. $ Value
NORTH AMERICA (42.4%)
United States (36.6%)
Adobe Systems Inc.                   8,800   $344,300
Airtouch Communications Inc. (a)    10,800   275,400
AMR Corp. (a)                        5,650   525,450
Ascend Communications (a)            7,200   329,400
C-Cube Microsystems (a)             11,000   270,875
Englehard Corp                      14,900   312,900
EMC Corp. (a)                       16,550   481,969
Gateway 2000 Inc. (a)                1,200    65,850
Genzyme Corp (a)                    11,500   265,938
General Motors Corp.                 6,400   370,400
Hercules Inc.                        5,600   220,500
Home Depot Inc.                      7,740   448,920
International Business Machines Corp.3,850   617,925
Intel Corp.                          5,200   796,250
ITT Corp. (a)                        6,500   385,125
Johnson Controls Inc.                7,000   268,625
Motorola Inc.                        5,200   297,050
Micron Technology Inc.              10,000   352,500
Newmont Mining Corp.                 1,622    56,162
Oakley Inc. (a)                     19,000   194,750
Pharmacia & Upjohn Inc.              8,000   239,000
Quaker Oats Co.                      9,700   388,000
Read-Rite Corp. (a)                 14,600   377,775
Sybase Inc.                         17,000   250,750
Tandem Computer Inc. (a)            24,800   319,300
Temple-Inland Inc.                   4,600   255,300
United Healthcare Corp.              9,400   457,075
US West Media Group (a)             18,000   310,500
Viacom Inc. - Class B (a)            8,000   214,000
                                           9,691,989



Global Equity Portfolio
Portfolio of Investments - continued
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.
 Shares U.S. $ Value
Canada (5.8%)
Barrick Gold Corp.                  25,000  $559,375
BCE Inc.                            10,900   509,575
Canadian Pacific Ltd.               18,700   458,150
                                           1,527,100

EUROPE (23.8%)
Switzerland (3.5%)
Baer Holdings AG                       420   525,712
Magazine Globus	                       425   217,690
Grands Magazines Jemoli-Bearer         320   184,966
                                             928,368
Germany (7.1%)
Deutsche Bank AG                     5,000   264,009
Deutsche Telecom                    16,500   354,750
Lufthansa AG                        21,500   299,957
Metro Holdings AG                    3,600   349,393
Siemens                              5,700   308,873
Volkswagen AG                          940    98,943
                                           1,875,925
Finland (2.3%)
Nokia Corp. - Sponsored ADR-A        9,600   620,400

France (6.4%)
Club Mediterranee                    3,810   295,237
CIE Generale Des Eaux                  977   136,174
Lagardere Group	                    13,746  	425,600
Rhone Poulenc                       15,301   514,930
Union des Assurances de Paris       13,413   332,048
                                           1,703,989
Italy (2.6%)
Fiat Spa                            90,000   297,721
Credito Italiano Spa               270,000   378,884
                                             676,605



Global Equity Portfolio
Portfolio of Investments - continued
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.
 Shares	U.S. $ Value
United Kingdom (1.9%)
Harrisons & Crosfield PLC           110,000  $218,901
Williams Holdings PLC                50,000   270,073
                                              488,974
ASIA (22.6%)
Japan (20.1%)
Bank of Tokyo-Mitsubishi Ltd.        14,000   221,435
Fanuc                                 7,500   255,548
Honda Motor Corp.                    12,000   372,049
Industrial Bank of Japan             13,000   138,102
Japan Asia Investment Co. (a)        26,000   164,904
Kajima Corp.                         18,000    81,869
Kyocera                              10,000   598,048
Matsushita Electronic Industrial Co. 30,000   479,226
Mitsubishi Heavy Industries          58,000   382,468
Mitsubishi Motors Corp.             118,000   817,123
Nippon Steel                         96,000   273,466
Nomura Securities Co. Ltd.           25,000   279,351
Sakura Bank                          30,000   158,404
Nintendo Corp.                        5,000   299,402
Sony Corp.                            4,800   349,009
Sumitomo Bank                        16,000   182,562
Toshiba                              50,000   280,139
                                            5,333,105
Australia (2.5%)
CSR Ltd.                             84,600   314,586
Pacific Dunlop Ltd.                 126,500   342,912
                                              657,498

TOTAL COMMON STOCK (Cost: $19,429,079) 23,503,953


Global Equity Portfolio
Portfolio of Investments - continued
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.

FIXED INCOME SECURITIES (5.6%)
      Principal Amt. (b)U.S. $ Value
United States (1.2%)
Argentina Gov. Bond 9.25% due 02/23/01           300,000   $310,500

Canada (2.7%)
British Columbia Prov. 7.875% due 11/30/23       450,000    331,181
Canada Gov. Bond 8% due 06/01/23                 500,000    393,109
                                                            724,290

South Africa (1.7%)
Toyota Corp. Bond 15.75% due 02/25/98          2,000,000    450,809
TOTAL DEBT SECURITIES (Cost: $1,403,923)                  1,485,599

SHORT-TERM INVESTMENTS (4.4%)
U.S. Treasury Bills 4.74% due 05/08/97         1,100,000  1,099,072
Highmark Money Market Fund                        73,244     73,244

TOTAL SHORT-TERM INVESTMENT (Cost $1,172,316)
                                                          1,172,316
TOTAL INVESTMENT IN SECURITIES (Cost: $22,005,318)
(Notes 2A and 3) (98.8%)                                 26,161,868

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-
NET (1.2%)                                                  311,833

TOTAL NET ASSETS (100.0%)                               $26,473,701


(a)   non-income producing security
(b) in local currency


Global Income Portfolio
Portfolio of Investments
April 30, 1997 (Unaudited)  S.I.S. Mercator Fund, Inc.


FIXED INCOME SECURITIES (90.9%)
       Principal	 U.S.$ Value Amt. (a)
NORTH AMERICA (68.4%)
United States (57.0%)
PDV America Inc. 7.25% due 08/01/98             100,000    $100,108
US Treasury Note 8.00% due 08/15/99           1,800,000   1,863,281
US Treasury Note 7.75% due 02/15/2001           400,000     416,625
US Treasury Note 8.0% due 05/15/2001            550,000     578,703
US Treasury Bond 5.625% due 02/15/2006          500,000     463,437
US Treasury Bond 8.0% due 11/15/2021            500,000     554,766
US Treasury Bond 7.5% due 11/15/2024            300,000     317,109
US Treasury Bond 7.625% due 02/15/2025          300,000     321,938
US Treasury Bond 6.75% due 08/15/2026           500,000     484,141
Republic of Argentina Bond 9.25% due 02/23/2001 600,000     621,001
Republic of Italy Bond 6.875% due 09/27/2023    500,000     457,817
YPF Corp. Bond 8.000% due 02/15/2004            350,000     345,625
                                                          6,524,551

Canada (11.4%)
Ontario Prov. 7.75% due 12/08/2003              625,000     475,053
Canadian Gov. Bond 8.0% due 06/01/2023          500,000     393,109
British Colombia Prov. 7.875% due 11/30/2023    590,000     434,214
                                                          1,302,376

EUROPE (16.4%)
European CC (7.6%)
United Kingdom Bond 9.125% due 02/12/2001       400,000     514,590
Council of Europe Bond 6.75% due 05/11/2004     300,000     355,771
                                                            870,361

France (8.8%)
French Gov. Bond 8.125% due 05/25/99          3,000,000     558,193
Denmark Kingdom Notes 5.5% due 10/26/99       2,500,000     443,517
                                                          1,001,710



Global Income Portfolio
Portfolio of Investments - continued
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.

         Shares/ U.S.$ Value
 Principal Amt.
OTHER COUNTRIES (6.1%)

Australia (2.2%)
First Australia Prime Income Fund                28,000     $253,750

South Africa (3.9%)
Toyota Corp. Note 15.75% due 02/25/98         2,000,000      450,809


TOTAL DEBT SECURITIES (Cost: $9,984,078) 10,403,557

COMMON STOCKS (3.4%)
BCE Inc.                                          5,000     233,750
Southern Co.                                      7,500     152,812

TOTAL COMMON STOCK (Cost: $338,525) 386,562

SHORT-TERM INVESTMENTS (3.5%)
U.S. Treasury Bills 4.74% due 05/08/97          300,000    299,747
Highmark Money Market Fund..                     96,402     96,402
TOTAL SHORT-TERM INVESTMENTS (Cost: $396,149)              396,149

TOTAL INVESTMENT IN SECURITIES (Cost: $10,718,752)
(Notes 2A and 3) (97.8%)                                11,186,268

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-
NET (2.2%)                                                 252,388

TOTAL NET ASSETS (100.0%)                              $11,438,656

(a) in local currency






Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
S.I.S. Mercator Fund, Inc.

Global Equity Global Income
 Portfolio Portfolio
ASSETS
Investment in securities, at value
(identified cost $22,005,318
and $10,718,752 respectively)
(Notes 1 and 2A)                       $26,161,868	    $11,186,268
Cash (including foreign currencies)
                                           273,032               -
Receivables:
Interest and dividends                      79,794          260,480
Prepaid expenses                             7,371            3,637
Deferred organization expenses
(Note 2G)                                   18,849           18,849
Total assets                            26,540,914       11,469,234

LIABILITIES
Accrued expenses                            67,213           30,578

Total liabilities                           67,213           30,578

NET ASSETS (Note 4)                    $26,473,701      $11,438,656

Shares outstanding                       2,428,187        1,202,329

Net asset value, offering and
redemption price per share                  $10.90            $9.51

At April 30, 1997, the components of
net assets were as follows:
Paid-in capital                         $21,491,396      $10,719,125
Undistributed net investment income
(deficit)                                  (54,684)          207,702
Undistributed realized gains on
investments and foreign
currency transactions                       884,134           51,961
Unrealized appreciation of investments
and translation of foreign currency
denominated assets and liabilities        4,152,855          459,868

                                        $26,473,701      $11,438,656



Statement of Operations
For the six months ended
April 30, 1997 (Unaudited) S.I.S. Mercator Fund, Inc.


Global Equity Global Income
 Portfolio Portfolio
INVESTMENT INCOME (Loss)
Income
Interest                               $110,675     $403,388
Dividends  (net of foreign taxes
withheld of $8,389 and $748
respectively                             83,734       20,801
Total  income                           194,409      424,189

EXPENSES
Investment management fees (Note 5)     119,868       54,079
Distribution expenses (Note 6)            2,491          361
Shareholder servicing fees (Note 6)      33,297       15,022
Administration (Note 5), accounting
and transfer agent                       46,595       22,948
Professional fees                        10,637        5,283
Registration and filing fees              5,985        2,822
Custody fees                             14,041        1,321
Amortization of organization expenses     6,024        6,024
Directors' fees and expenses              2,870        1,416
Other operating expenses                  7,285        3,473

Total expenses                          249,093      112,749
Net investment income (loss)            (54,684)     311,440

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN CURRENCY
Net realized gain from investments 	    897,307      74,940
Net realized gain <loss> from
foreign currency transactions
                                        (13,173)    (22,979)
Net change in unrealized appreciation
of investments 	                        479,917    (559,733)
Net change in unrealized
appreciation/depreciation of
foreign currency denominated
assets and liabilities                  (4,343)      (9,611)

Net gain (loss) on investments and
foreign currency denominated
asset and liabilities                  1,359,708    (517,383)
Net increase (decrease) in net
assets resulting from operations      $1,305,024   $(205,943)



Statement of Changes in Net Assets
Global Equity Portfolio
 S.I.S. Mercator Fund, Inc.

                          For the Six Months        For the Period   From
                          Ended April 30, 1997      November 8, 1995  to
                          (Unaudited)               October 31, 1996

OPERATIONS

Net investment income (loss)    $(54,684)               $108,299
Net realized gain on
investments and foreign
currency transactions            884,134               2,099,673
Net change in unrealized
appreciation of investments
and foreign currency denominated
assets and liabilities            475,574                 97,013
Net increase in net assets
resulting from operations       1,305,024              2,304,985

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment
income ($0.04 and $0.07
per share, respectively)        (103,024)              (164,442)
Distributions from net realized
gains ($0.42) per share       (1,000,091)                   -

CAPITAL SHARE TRANSACTION
Net increase in net assets from
capital share transactions (a)   134,475               23,896,774

Net increase in net assets       336,384               26,037,317
Net assets at the beginning of
the period                     26,137,317                 100,000
Net assets at the end of
the period (including
undistributed net
investment income (deficit) of
$(54,684) and $103,025,
respectively)                 $26,473,701             $26,137,317

(a) A summary of capital share transactions is as follows:
                                  For the Six Months     For the Period from
                                  Ended April 30, 1997   November 8, 1995
                                  (Unaudited)            to October 31, 1996
                                  Shares    Value        Shares    Value
Shares sold                       30,635     $330,060    241,065  $2,541,747
Shares issued in tax-free
reorganization (Note 1)              -          -       2,555,558  25,555,585
Shares issued in reinvestment
of distributions
to shareholders                  101,018     1,103,115     16,023     164,442

                                 131,653     1,433,175   2,812,646 28,261,774

Shares redeemed                 (119,047)   (1,298,700)  (407,065) (4,365,000)

Net increase                      12,606      $134,475   2,405,581 $23,896,774


Statement of Changes in Net Assets
Global Income Portfolio
S.I.S. Mercator Fund, Inc.

                                For the Six Months       For the Period From
                                Ended April 30, 1997     November 8, 1995 to
                                (Unaudited)              to October 31, 1996
OPERATIONS

Net investment income (loss)                $311,440         $609,044
Net realized gain on investments
and foreign currency transactions             51,961          355,025
Net change in unrealized appreciation
of investments and foreign currency
denominated assets and liabilities          (569,344)         (9,170)

Net increase (decrease) in net assets
resulting from operations                   (205,943)         954,899

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment
income ($0.50 and $0.28 per share,
respectively)                               (617,610)       (356,834)

Distributions from net realized gains
($0.31) per share                           (375,671)              -

CAPITAL SHARE TRANSACTION
Net increase (decrease) in net assets
from capital share transactions (a)         (231,719)        12,221,534

Net increase (decrease) in net assets     (1,430,943)        12,819,599

Net assets at the beginning of the period  12,869,599            50,000

Net assets at the end of the period
(including undistributed net
investment income of $207,702 and
$513,872, respectively)                   $11,438,656        $12,869,599

(a) A summary of capital share transactions is as follows:

                                For the Six Months     For the Period from
                                Ended April 30, 1997   November 8, 1995
                                (Unaudited)            to October 31, 1996
                                Shares    Value        Shares      Value

Shares sold                        -         -         30,672     $300,000
Shares issued in tax-free
reorganization (Note 1)            -          -      1,298,970   12,989,700
Shares issued in reinvestment
of distributions
to shareholders                 100,499   993,281       35,740       356,834

                                100,499	  993,281    1,365,382    13,646,534

Shares redeemed                (126,140) (1,225,000)  (142,412)   (1,425,000)

Net increase (decrease)         (25,641) $(231,719) 1,222,970    $12,221,534


 commencement of operations



Financial Highlights
For a share outstanding throughout each period
Global Equity Portfolio S.I.S. Mercator Fund, Inc.

                                  For the Six Months    For the Period from
                                  Ended April 30, 1997  November 8, 1995+
                                  (Unaudited)           to October 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
of period                              $10.82                 $10.00
Net income (loss) from investment
operations
  Net investment income (loss)         (0.03)                   0.05
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                 0.57                    0.84

Total from investment operations        0.54                    0.89


Less distributions
  Distributions from net
  investment income                    (0.04)                   (0.07)
  Distribution net realized gains      (0.42)                      -

Total distributions                    (0.46)                   (0.07)

Net asset value, end of period         10.90                    $10.82

TOTAL RETURN *                          5.02%                     8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                        $26,474                   $26,137
Ratio to average net assets
Expenses **                               1.87%                    1.82%
Net investment income (loss)**          (0.41)%                    0.40%
Portfolio turnover rate                      9%                      42%
Average commission rate paid             $.0674                   $.0317



    Commencement of operations
* Total return has not been annualized
**Annualized



Financial Highlights
For a share outstanding throughout each period
Global Income Portfolio	S.I.S. Mercator Fund, Inc.

                               For the Six Months       For the Period From
                               Ended April 30, 1997     November 8, 1995 to
                               (Unaudited)              October 31, 1996

OPERATIONS
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
of period                            $10.48                 $10.00

Net income (loss) from
investment operations
  Net investment income                0.24                   0.50

  Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions   (0.40)                   0.26

Total from investment operations      (0.16)                   0.76

Less distributions
 Distributions from net
 investment income                    (0.50)                   (0.28)

 Distributions from net
 realized gains                       (0.31)                       -

Total distributions                   (0.81)                    (0.28)

Net asset value, end of period         $9.51                    $10.48

TOTAL RETURN *                         (1.74)%                   7.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                        $11,439                  $12,870
Ratio to average net assets
Expenses **                             1.88%                   1.84%
Net investment income (loss)**          5.18%                   4.88%
Portfolio turnover rate                   13%                     29%
Average commission rate paid              n/a                     n/a



Commencement of operations
* Total return has not been annualized
**Annualized



NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Unaudited)
S.I.S. Mercator Fund, Inc.
(1)Organization

S.I.S. Mercator Fund, Inc. (formerly Navigator Fund, Inc.) (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940
Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the Global Equity Portfolio and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws. On November 8, 1995 the Fund sold 10,000 shares of the Global Equity
Portfolio for $100,000 and 5,000 shares of the Global Income Portfolio for $50,000 to an Officer and Director of the Fund and principal shareholder of East Coast Consultants, Inc. ("East Coast"), the Fund's principal underwriter and of Strategic Investment Services, Inc. ("Strategic"), the Fund's investment advisor.

On November 10, 1995, 2,555,558 shares of the Global Equity
Portfolio, having a value of $25,555,585, were issued to a partnership in an exchange which qualified as a tax -free reorganization under the Internal Revenue Code.
The net assets of the partnership, consisting principally of marketable securities, were $25,555,585, including unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies of $3,580,267 and undistributed net investment income of $145,866.

On November 10, 1995, 1,298,970 shares of the Global Income Portfolio, having a value of $12,989,700, were issued to a foundation in an exchange which qualified as a tax-free reorganization under the Internal
Revenue Code. The net assets of the foundation, consisting principally of marketable securities, were
$12,989,700, including unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies of $1,038,381 and undistributed net investment income of $276,228.


(2)	Significant Accounting Policies

The Global Equity Portfolio's investment objective is to achieve a high rate of return, with emphasis on capital appreciation, by investing principally in equity securities of companies located anywhere in the world, but predominately in the developed countries. The
Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries.
The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.	Security Valuation. The securities held by the
Portfolios are valued as of the close of the New
York Stock Exchange (the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange were the security is principally traded. Securities listed on foreign exchanges are valued the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors.
Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B.	Currency Translation. The market values of all assets
and liabilities denominated in foreign
currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C.	Forward Currency Contracts. The Portfolios may
enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D.	Federal Income Taxes. The Portfolios intend to
comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.	Security Transactions, Interest and Dividends. As is
common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F.	Distributions to Shareholders. Distributions to
shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.	Deferred Organization Expenses. All of the expenses
incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H.	Use of Estimates. In preparing financial statements in
accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)	Investments

For six months ended April 30, 1997 the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $3,396,333 and $2,154370, respectively, for the Global Equity Portfolio, and $779,704 and $1,299,882, respectively, for the Global Income Portfolio.

At April 30, 1997 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $5,530,591 and $(1,374,041), respectively, for the Global Equity Portfolio and $557,612 and $(90,096) respectively, for the Global Income Portfolio.


(4)	Capital Stock

At April 30, 1997 the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the Global Equity Portfolio and 100 million shares designated and classified the Global Income Portfolio.


(5)	Investment Management Fee and Administration Fee

Investment Advisory Agreement. Strategic provides investment management services to each of the Portfolios under an Investment Advisory Agreement. Strategic provides the
Portfolios with continuous invest-
ment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services Strategic is paid a monthly fee which is equal to the annual rate of 0.90% of each Portfolio's average daily net assets.

Administration Agreement. Strategic also serves as the Administrator of the Fund under an Administration Agreement.
The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services Strategic is paid a monthly fee which is equal to the annual rate of 0.25% of each Portfolio's average daily net assets.


(6)	Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)	Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Strategic and East Coast.